UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2012

CTC MEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52003	58-1869211
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31A Leningradsky Prospekt Moscow, Russia	125284
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +7-495-785-6347

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

We issued a press release on May 3, 2012 announcing CTC Media’s financial results for the three-month period ended March 31, 2012. A copy of this press release is attached hereto as Exhibit 99.1.

This information, including Exhibit 99.1 attached hereto, is being furnished under Item 2.02 and shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Our board of directors approved two technical amendments to our Bylaws on April 27, 2012. These amendments are effective as of that date. The first amendment removes references to the initial terms of office of the directors serving at the time of our initial public offering; the second amendment contains an updated list of the stockholders who are parties to a stockholders’ agreement with CTC Media. The amended provisions are:

“2.4                         Terms of Office.  Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal.”

“2.8                         Vacancies.  Subject to the rights of holder of any series of preferred stock, any vacancy or newly-created directorships on the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders; provided, however, that so long as the Stockholders’ Agreement dated as of May 20, 2011 by and among CTC Media, MTG Russia AB, and Telcrest Investments Limited (the “Stockholders’ Agreement”) is in effect, any vacancy must be filled in compliance with such agreement.  A director elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor or until such director’s earlier death, resignation or removal.”

Item 9.01.                                        Financial Statements and Exhibits

(d)              Exhibits

99.1	Press release dated May 3, 2012, relating to the Company’s financial results for the three-month period ended March 31, 2012 (furnished only).

99.2	Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTC MEDIA, INC.

Date: May 3, 2012	By:	/s/ BORIS PODOLSKY
		Name:	Boris Podolsky
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 3, 2012, relating to the Company’s financial results for the three-month period ended March 31, 2012 (furnished only).

99.2	Amended and Restated Bylaws.